UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2014
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HUDSON VALLEY HOLDING CORP.
(Exact name of registrant as specified in its charter)
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New York	001-34453	13-3148745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Scarsdale Road, Yonkers, New York	10707
(Address of principal executive offices)	(Zip Code)

(914) 961-6100
(Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On November 19, 2014, Hudson Valley Bank, N.A. (“HVB”), a wholly-owned subsidiary of Hudson Valley Holding Corp., announced the sale of A.R. Schmeidler & Co., Inc., HVB’s wholly-owned registered investment adviser and broker dealer subsidiary, to Artemis US IV LLC, an affiliate of Pine Street Alternative Asset Management LP, an investment adviser registered with the Securities and Exchange Commission.

HVB issued a press release in connection with the announcement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release of Hudson Valley Bank, N.A., dated November 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

November 19, 2014	By:	/s/ James P. Blose

Name: James P. Blose
Title: Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Hudson Valley Bank, N.A., dated November 19, 2014